First Quarter 2008
Earnings Conference Call

Exhibit 99.1

Proxy Statement Disclosure

On February 22, 2008, CSX Corporation ("CSX") filed with the SEC a revised preliminary proxy statement in connection with its 2008 Annual Meeting.  CSX plans to file with the SEC and furnish to its shareholders a definitive Proxy
Statement in connection with its 2008 Annual Meeting, and advises its security holders to read the definitive Proxy
Statement when it becomes available, because it will contain important information. Security holders may obtain a free copy of the definitive Proxy Statement and other documents (when available) that CSX files with the SEC at the SEC’s website at www.sec.gov. The definitive Proxy Statement and these other documents may also be obtained for free from
CSX by directing a request to CSX Corporation, Attn: Investor Relations, David Baggs, 500 Water Street C110,
Jacksonville, FL 32202.

CSX, its directors, director nominee and certain named executive officers and employees may be deemed to be participants in the solicitation of CSX’s security holders in connection with its 2008 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in CSX’s revised preliminary proxy statement filed on February 22, 2008 with the SEC.

Executive Summary

Michael Ward

Chairman, President and

Chief Executive Officer

Forward-Looking Disclosure

This information and other statements by the company contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” “estimate” and similar expressions.

Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the company.

Other important assumptions and factors that could cause actual results to differ materially from those in the forward-
looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at:  http://investors.csx.com/

$0.85
$0.80
$0.52
$0.50
Reported
Comparable
2007
2008

How tomorrow moves

First quarter overview . . .

Delivered record Q1 revenues,
operating income and EPS

Raised safety and customer
service to record levels

Produced best-ever Q1
operating ratio of 77%

Increased dividend, buyback
and financial targets

First Quarter

Earnings Per Share

60%

Increase

Note:  Comparable results exclude gains from insurance recoveries and a non-cash equity earnings adjustment

63%

Increase

Operations Review

Tony Ingram

Executive Vice President

Chief Operating Officer

Leadership, discipline and execution

Safety performance improves
to record levels

Productivity helping drive the
operating ratio lower

Customer service improves
to record levels

Safety

Productivity

Service

Leadership

Discipline

Execution

Performance

Excellence

FRA Personal Injury
1.42
1.31
1.24
1.22
1.15
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

FRA Train Accidents
3.37
3.15
3.05
2.85
2.84
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

How tomorrow moves
CSX

Helping lead one of the nation’s safest industries

Rolling 12-Month Averages

13 Week

Average

1.10

13 Week

Average

3.04

On-Time Originations
76%
77%
78%
79%
81%
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

On-Time Arrivals
63%
66%
69%
70%
72%
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

How tomorrow moves CSX

On-time performance at all-time highs

Rolling 12-Month Averages

13 Week

Average

79%

13 Week

Average

69%

Dwell Time (hours)
24.7
24.3
23.7
23.2
22.8
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

Velocity (mph)
19.9
20.1
20.4
20.8
20.9
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

How tomorrow moves

Network efficiency provides strong service product

Rolling 12-Month Averages

13 Week

Average

20.8 mph

13 Week

Average

22.7 hrs

Operations wrap-up . . .

Driving safety momentum to record levels

Rightsizing resources to current business levels

On-track with Total Service Integration roll-out

Taking service and productivity to the next level

Sales and Marketing Review

Clarence Gooden

Executive Vice President

Sales and Marketing

First Quarter
Revenue in Millions
$2,422
$291
$2,713
2007
Growth
2008

How tomorrow moves

Revenues increased 12% to over $2.7 billion

Record first quarter revenues

Strong service continues to
drive revenue growth

Yield management and fuel
recovery offset softer volume

First Quarter
Year-Over-Year Revenue Growth

Agricultural Products
31%
Phosphates & Fertilizers
23%
Coal
20%
Chemicals
13%
Metals
12%
Intermodal
9%
Emerging Markets
1%
Automotive
(0%)
Food & Consumer
(1%)
Forest Products
(4%)

How tomorrow moves CSX

Revenue growth is strong across most markets

Revenues impacted by

the continued softness in

the housing and automotive

sectors of the economy

Year-Over-Year Change
8.1%
6.9%
8.0%
10.5%
14.4%
7.1%
6.5%
6.5%
6.7%
6.8%
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Price Increase on 'Same Store Sales'
Total Revenue per Unit

How tomorrow moves CSX

Price continues to drive RPU growth

Note: ‘Same Store Sales’ price increases exclude impacts from fuel and mix

First Quarter
2008 versus 2007

RPU
15%
Volume
(4%)
Revenue
11%

How tomorrow moves CSX

Merchandise revenue increases 11%

Yield management continues
to offset softer volumes

Continued softness in
housing and auto sectors

All-time record revenue in
agriculture products

Further strength in fertilizer,
chemicals and metals

2007

Change

2008

RPU

$ 1,791

$ 274

$ 2,065

Volume

(thousands)

675

(25)

650

Revenue

(millions)

$ 1,209

$    133

$ 1,342

First Quarter
2008 versus 2007

RPU
20%
Volume
0%
Revenue
20%

How tomorrow moves
CSX

Coal revenue increases 20%

Strength in exports offset
decline in utility market

Tons shipped increase 1% on
flat carload volume

Price, fuel recovery and mix
drove strong revenue growth

Overall pricing environment
remains favorable

2007

Change

2008

RPU

$ 1,370

$ 276

$ 1,646

Volume

(thousands)

462

1

463

Revenue

(millions)

$    633

$   129

$    762

First Quarter
2008 versus 2007

RPU
13%
Volume
(12%)
Revenue
(0%)

How tomorrow moves CSX

Automotive revenue flat

Softer demand and tight
credit impacting auto sales

Lower production at CSX
plants impacted volumes

Revenues flat on higher
prices and fuel recovery

2007

Change

2008

RPU

$ 1,862

$ 242

$ 2,104

Volume

(thousands)

109

(13)

96

Revenue

(millions)

$    203

($  1)

$    202

First Quarter
2008 versus 2007

RPU
Volume
Revenue
10%
(0%)
9%

How tomorrow moves CSX

Intermodal revenue increases 9%

RPU increase driven by fuel
recovery and mix

Domestic traffic gains offset
International weakness

Domestic revenue increased
on Transcontinental growth

2007

Change

2008

RPU

$ 625

$ 60

$ 685

Volume

(thousands)

509

(1)

508

Revenue

(millions)

$ 318

$ 30

$ 348

Intermodal Operating Income in Millions
$49
$12
$61
2007
Growth
2008

How tomorrow moves
CSX

Intermodal reports strong first quarter profit

Bottom-line focus increases
operating income nearly 25%

Operating initiatives continue
to offset rising fuel costs

Operating ratio improves
210 bps to 82.5%

Second quarter revenue outlook is positive

Favorable

Neutral

Unfavorable

Agricultural Products

Chemicals

Coal, Coke & Iron Ore

Metals

Phosphate & Fertilizer

Emerging Markets

Food & Consumer

Intermodal

Automotive

Forest Products

Financial Results

Oscar Munoz

Executive Vice President

Chief Financial Officer

Double-digit growth in operating income and EPS

Variance

2007

2008

Dollars in millions, except EPS

$  141

$    485

$    626

Operating Income

48.0

$ 0.33

463.2

$   0.52

415.2

$   0.85

Fully Diluted Shares in Millions

Earnings Per Share

$  111

$    240

$    351

Net Income

)

)

63

(20

(73

)

)

)

(8

(99

(138

)

)

55

(119

(211

Other Income (net)

Interest Expense

Income Taxes

)

$  291

(150

$ 2,422

1,937

$ 2,713

2,087

Revenue

Expense

First Quarter Results

Comparable earnings per share increase 60%

Variance

2007

2008

Dollars in millions, except EPS

$ 0.30

$ 0.50

$ 0.80

Comparable Earnings Per Share

$  157

$  467

$  624

Comparable Operating Income

$  141

16

)

$  485

(18

)

$  626

(2

Operating Income

Less Gain on Insurance Recoveries

)

$ 0.33

0.02

(0.05

)

$ 0.52

(0.02

-

)

$ 0.85

-

(0.05

Earnings Per Share

Less Gain on Insurance Recoveries

Less Equity Earnings Adjustment

First Quarter Results

Comparable Operating Income
Dollars in Millions
$467
$38
$119
$624
Q1 2007
Significant Derailments
Earnings Momentum
Q1 2008

How tomorrow moves CSX

Core earning power increases 25%

Note:  Comparable operating income excludes gains from insurance recoveries

Comparable
Operating Ratio
80.7%
77.0%
Q1 2007
Q1 2008

How tomorrow moves
CSX

Operating ratio improves 370 basis points

Margin expansion driven by:

Yield management

Operating efficiencies

Diversity of portfolio helps
overcome softer economy

370 bps

Improvement

Note:  Comparable operating ratio excludes gains from insurance recoveries

First Quarter Operating Expenses
Year-Over-Year Change

Labor and Fringe
1%
Materials, Supplies, and Other
(6%)
Fuel
55%
Equipment Rent
(8%)
Depreciation
0%
Inland Transportation
11%

How tomorrow moves CSX

Expenses up 7% overall; down 1% excluding fuel

Note:  Results exclude gains from insurance recoveries

Gallons Per Thousand
Gross Ton Miles
1.35
1.31
1.31
1.27
Q1 2005
Q1 2006
Q1 2007
Q1 2008

How tomorrow moves
CSX

Fuel price more than offsets efficiency and volume

$ 441

2008 Fuel Expense

)

)

157

(1

(10

11

Increase in Price

Change in Volume/Mix

Fuel Efficiency

Net Non-locomotive Fuel

$ 284

2007 Fuel Expense

First Quarter

Fuel Analysis in Millions

Employee Headcount
32,859
34,230
34,219
32,777
Q1 2005
Q1 2006
Q1 2007
Q1 2008

How tomorrow moves

Labor and Fringe held to 1% increase

Note: Headcount reflects the company’s transportation businesses only

$ 745

2008 Labor Expense

)

22

12

(23

Wage & Benefit Inflation

Incentive Compensation

Labor Productivity, Other

$ 734

2007 Labor Expense

First Quarter

Labor Analysis in Millions

First Quarter
MS&O Analysis in Millions
$539
($38)
$14
($8)
$507
Q1 2007
Significant Derailments
Inflation and Other
Safety Improvement
Q1 2008

How tomorrow moves CSX

MS&O declines 6% on lower derailment costs

Payable Days Per Load
Total Carloads
Excluding Multilevels
15.1
18.1
13.1
16.1
13.3
15.5
13.8
14.9
Q1 2005
Q1 2006
Q1 2007
Q1 2008

How tomorrow moves

Rent expenses decline 8%

Note: Reflects equipment utilization in the carload network on freight cars where CSX incurs rent

$ 111

2008 Rent Expense

)

1

(12

2

Inflation

Volume/Other

Equipment Utilization

$ 120

2007 Rent Expense

First Quarter

Rents Analysis in Millions

First Quarter
Expense in Millions
$221
$222
$57
$63
Q1 2007
Q1 2008
Depreciation
Inland Transportation

How tomorrow moves

Other expenses increase 3%

Higher capital base increased
depreciation expense

Mostly offset by lower rates
from asset life studies

Inland Transportation driven
by transcontinental volumes

Cumulative Shares Repurchased
Dollars in Millions
$465
$644
$1,192
$2,074
$2,639
2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008

How tomorrow moves

Nearly $3 billion of stock repurchased since 2006

$2,939

Note:  Includes $2.4B purchased under the $3.0 billion program authorized in 2007 and $0.5B under prior programs

$0.065
$0.100
$0.120
$0.150
$0.180
Q4 2005
Q3 2006
Q1 2007
Q3 2007
Q2 2008

How tomorrow moves

Recent actions reflect long-term confidence

$3.0 Billion

Share Buyback Program

Targeting completion by
fiscal year-end 2009

Builds on nearly $3 billion
repurchased since 2006

Consistent with BBB-/Baa3
capital structure objectives

20%

Increase

Quarterly Dividend

Nearly Tripled Since 2005

Full-year earnings per share guidance driven by:

Same store sales price growth of 6%+

Continued productivity gains

Diverse portfolio of business

Targeting high-end of $3.40 – $3.60 EPS range
on a comparable basis

Update on full-year 2008 earnings guidance . . .

Value Creation
Operational Drivers
Financial Performance
Share Buybacks
Dividend Increases
Business Investment
Capital Structure
Safety and Service
Productivity
Value Pricing
Organic Growth
Margin Expansion
Earnings Growth
Cash Flow Growth
ROIC Improvement
CSX CORPORATION

How tomorrow moves CSX

Long-term financial targets through 2010 . . .

Exceed $1B

in 2010

$800M– $1B

in 2010

Free Cash Flow

Before Dividends

Low 70’s

By 2010

Mid-Low

70’s by 2010

Operating Ratio

18%–21%

CAGR

15%–17%

CAGR

Earnings Per Share

13%–15%

CAGR

10%–12%

CAGR

Operating Income

Current

2008–2010

Targets

Previous

2008–2010

Targets

Note:  Compound annual growth rates are off comparable 2007 results; EPS targets are stated before share buybacks

Concluding Remarks

Michael Ward

Chairman, President and

Chief Executive Officer

Relentless pursuit of excellence . . .

Appendix

GAAP Reconciliation Disclosure

CSX reports its financial results in accordance with generally accepted accounting principles (“GAAP”).  However, management believes that certain non-GAAP financial measures used to manage the company’s business that fall within the meaning of Regulation G (Disclosure of Non-GAAP Financial Measures) by the SEC may provide users of the financial information with additional meaningful comparisons to prior reported results.

In press releases and presentation slides for stock analysts, CSX has provided operating income, operating ratio and earnings per share adjusted for certain items, which are non-GAAP financial measures.  The company’s management evaluates its business and makes certain operating decisions (e.g. budgeting, forecasting, employee compensation, asset management, and resource allocation) using these adjusted numbers.

Likewise, this information facilitates comparisons to financial results that are directly associated with ongoing business operations as well as provides comparable historical information.  Lastly, earnings forecasts prepared by stock analysts and other third parties generally exclude the effects of items that are difficult to predict or measure in advance and are not directly related to CSX’s ongoing operations.  A reconciliation between GAAP and non-GAAP measures is provided on the following slide.  These non-GAAP measures should not be considered a substitute for the company’s GAAP measures.

GAAP reconciliation to comparable results

)

$  291

(150

$ 2,422

1,937

$ 2,713

2,087

Revenue

Expense

$ 0.30

$   0.50

$   0.80

Comparable Earnings Per Share

)

$ 0.33

0.02

(0.05

)

$   0.52

(0.02

-

)

$   0.85

-

(0.05

Earnings Per Share

    Less Gain on Insurance Recoveries

    Less Equity Earnings Adjustment

$  157

3.7%

$    467

80.7%

$    624

77.0%

    Comparable Operating Income

    Comparable Operating Ratio

$  141

16

)

$    485

(18

)

$    626

(2

Operating Income

    Less Gain on Insurance Recoveries

Variance

2007

2008

First Quarter 2008
Earnings Conference Call